UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 15, 2009

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                                000-30392                   13-4172059
-------                                ---------                   ----------
(STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
OF INCORPORATION)                                                IDENTIFICATION)

              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                       N/A
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS.

(1) Effective May 15, 2009, the Registrant (the "Company") dismissed the firm of Deloitte & Touche LLP ("Deloitte") who was previously engaged as the Company's principal accountant.

Deloitte's audit report on the Company's consolidated financial statements for the fiscal year ended December 31, 2008, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles, except that the aforementioned report for the year ended December 31, 2008 included was modified for an uncertainty relating to the Company's ability to continue as a going concern. The audit report of Mintz & Partners LLP ("Mintz") (which previously merged with Deloitte January 29, 2008) on the Company's consolidated financial statements for the fiscal year ended December 31, 2007, did not contain any adverse, opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.

The decision to dismiss Deloitte has been approved by the Company's Board of Directors and Audit Committee.

During the two fiscal years ended December 31, 2008 and 2007, and the subsequent interim periods through May 15, 2009, there were no disagreements with Deloitte and its predecessor firm Mintz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended December 31, 2008 and 2007, and the subsequent interim periods through the date of dismissal, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission").

The Company has provided Deloitte a copy of the disclosures contained herein prior to the filing of this current report and have requested that Deloitte issue a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein.

(2) Effective May 15, 2009 the Company upon approval of its Audit Committee and Board of Directors elected to retain the firm of MSCM LLP ("MSCM") as its principal independent accountants. During the Company's two most recent fiscal years and through May 15, 2009, the Company has not consulted with MSCM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advise was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The Company has provided MSCM with a copy of the disclosures contained herein and provided MSCM with an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. MSCM has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304(a) of Regulation S-K.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

Date: May 19, 2009

                                       By: s/s David J. Johnson
                                           --------------------
                                           David J. Johnson
                                           Chief Executive Officer and President